UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Congress Street

Boston, MA 02210

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation Agreement with Former CEO and President

As previously disclosed, effective as of November 2, 2020, Scott Schorer departed as Chief Executive Officer and President of GI Dynamics, Inc. (the “Company”). On November 12, 2020, the Company entered into a separation agreement with Mr. Schorer (the “Separation Agreement”), pursuant to which the Company waived any right, if any, to repayment of the retention bonus previously paid to Mr. Schorer pursuant to the terms and conditions of that certain Retention Bonus Agreement and Amendment, dated as of July 23, 2020, by and between the Company and Mr. Schorer, and the Company and Mr. Schorer each provided a general release of all claims, as further described in the Separation Agreement, in favor of the other party. Pursuant to the terms of the Separation Agreement, Mr. Schorer also agreed to forfeit and surrender his stock awards. The Separation Agreement also includes customary confidentiality and non-disparagement provisions and a mutual general release by each party of claims against the other party.

The Separation Agreement becomes effective on the eighth day following its execution provided that Mr. Schorer has not exercised his right to revoke such agreement in accordance with its terms.

The foregoing description of the Separation Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1+	Separation Agreement, between GI Dynamics, Inc. and Scott Schorer.

+	Indicates a management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Dated: November 18, 2020	/s/ Charles Carter
Charles Carter
Chief Financial Officer

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